NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Third Quarter Financial Results

Largo, Florida, October 27, 2021 – CONMED Corporation (NYSE: CNMD) today announced financial results for the third quarter ended September 30, 2021.

Third Quarter 2021 Highlights

•	Sales of $248.8 million increased 4.6% year over year as reported and 4.3% in constant currency.
•	Domestic revenue increased 1.6% year over year.
•	International revenue increased 8.5% year over year as reported and 7.7% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.47, compared to diluted net earnings per share of $0.23 during the third quarter of 2020.
•	Adjusted diluted net earnings per share(1) were $0.80, compared to adjusted diluted net earnings per share of $0.88 during the third quarter of 2020.

“We faced a more challenging macro environment during the third quarter than anticipated, but our organizational resilience enabled us to grow revenue over the third quarters of both 2020 and 2019,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “Our team remains focused on serving our customers and helping them navigate a difficult environment while driving continued product innovation to support long-term growth.”

2021 Outlook

Given the continued uncertainty related to the global pandemic and the impact on hospitals, the Company is now targeting the lower end of its previously issued full-year 2021 revenue guidance of $1.015 billion to $1.035 billion. Based on recent exchange rates, the Company expects approximately 100 basis points of foreign exchange headwind to fourth quarter revenue growth.

The Company now expects full-year 2021 adjusted diluted net earnings per share in the range of $3.18 to $3.23, compared to its prior range of $3.15 to $3.25.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its third quarter 2021 results.

To participate in the conference call, dial 1-844-889-7792 (domestic) or +1-661-378-9936 (international) and refer to the passcode 6396565.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 7:30 p.m. ET on Wednesday, October 27, 2021, until 7:30 p.m. ET on Wednesday, November 3, 2021. To hear this recording, dial 1-855-859-2056 (domestic) or +1-404-537-3406 (international) and enter the passcode 6396565.

Consolidated Condensed Statements of Income (Loss)

(in thousands, except per share amounts, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020

Net sales	$248,827	$237,835	$736,665	$609,631
Cost of sales	106,521	104,137	324,485	284,845
Gross profit	142,306	133,698	412,180	324,786
% of sales	57.2%	56.2%	56.0%	53.3%
Selling & administrative expense	104,736	94,380	307,476	274,721
Research & development expense	10,859	9,936	32,203	28,756
Income from operations	26,711	29,382	72,501	21,309
% of sales	10.7%	12.4%	9.8%	3.5%
Interest expense	8,145	11,943	27,917	32,938
Other expense	1,127	89	1,127	266
Income (loss) before income taxes	17,439	17,350	43,457	(11,895)
Provision for income taxes	2,491	10,500	5,359	2,728
Net income (loss)	$14,948	$6,850	$38,098	$(14,623)

Basic EPS	$0.51	$0.24	$1.31	$(0.51)
Diluted EPS	0.47	0.23	1.19	(0.51)

Basic shares	29,179	28,583	29,097	28,529
Diluted shares	32,143	29,426	32,020	28,529

Sales Summary

(in millions, unaudited)

	Three Months Ended September 30,
			% Change
						Domestic	International
	2021	2020	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$105.7	$102.2	3.5%	-0.6%	2.9%	-2.5%	7.1%	-0.8%	6.3%
General Surgery	143.1	135.6	5.5%	-0.2%	5.3%	3.3%	10.6%	-0.6%	10.0%
	$248.8	$237.8	4.6%	-0.3%	4.3%	1.6%	8.5%	-0.8%	7.7%

Single-use Products	$200.9	$190.9	5.3%	-0.4%	4.9%	3.0%	8.4%	-0.8%	7.6%
Capital Products	47.9	46.9	2.0%	-0.4%	1.6%	-4.5%	8.9%	-0.9%	8.0%
	$248.8	$237.8	4.6%	-0.3%	4.3%	1.6%	8.5%	-0.8%	7.7%

Domestic	$136.4	$134.2	1.6%	0.0%	1.6%
International	112.4	103.6	8.5%	-0.8%	7.7%
	$248.8	$237.8	4.6%	-0.3%	4.3%

	Nine Months Ended September 30,
			% Change
						Domestic	International
	2021	2020	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$320.8	$261.9	22.5%	-2.2%	20.3%	19.0%	24.5%	-3.5%	21.0%
General Surgery	415.9	347.7	19.6%	-1.1%	18.5%	18.5%	22.2%	-3.6%	18.6%
	$736.7	$609.6	20.8%	-1.5%	19.3%	18.6%	23.6%	-3.5%	20.1%

Single-use Products	$597.3	$497.1	20.1%	-1.5%	18.6%	17.4%	23.9%	-3.6%	20.3%
Capital Products	139.4	112.5	23.9%	-1.8%	22.1%	25.4%	22.6%	-3.4%	19.2%
	$736.7	$609.6	20.8%	-1.5%	19.3%	18.6%	23.6%	-3.5%	20.1%

Domestic	$404.0	$340.5	18.6%	0.0%	18.6%
International	332.7	269.1	23.6%	-3.5%	20.1%
	$736.7	$609.6	20.8%	-1.5%	19.3%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended September 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$142,306	$104,736	$26,711	$8,145	$1,127	$2,491	14.3%	$14,948	$0.47
% of sales	57.2%	42.1%	10.7%
Debt refinancing costs (1)	—	—	—	—	(1,127)	281		846
	$142,306	$104,736	$26,711	$8,145	$—	$2,772		$15,794
Adjusted gross profit %	57.2%
Amortization(5)	$1,500	(6,796)	8,296	(3,410)	—	2,798		8,908
Adjusted net income		$97,940	$35,007	$4,735	$—	$5,570	18.4%	$24,702	$0.80
% of sales		39.4%	14.1%

Diluted shares outstanding									30,431
Additional potential dilutive shares from in-the-money convertible notes(6)									1,712
Diluted shares, as reported									32,143
Convertible note hedges(7)									(1,244)
Diluted shares, as adjusted									30,899

	Three Months Ended September 30, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Diluted EPS
As reported	$133,698	$94,380	$29,382	$11,943	$89	$10,500	60.5%	$6,850	$0.23
% of sales	56.2%	39.7%	12.4%
Restructuring and related costs (2)	—	(1,009)	1,009	—	—	(87)		1,096
Acquisition and integration costs (3)	796	—	796	—	—	(366)		1,162
Manufacturing consolidation costs (4)	606	—	606	—	—	(352)		958
	$135,100	$93,371	$31,793	$11,943	$89	$9,695		$10,066
Adjusted gross profit %	56.8%
Amortization(5)	$1,500	(6,992)	8,492	(3,439)	—	(3,980)		15,911
Adjusted net income		$86,379	$40,285	$8,504	$89	$5,715	18.0%	$25,977	$0.88
% of sales		36.3%	16.9%

(1) In 2021, the Company incurred costs related to a loss on early extinguishment and third party fees associated with the seventh amended and restated senior credit agreement.

(2) In 2020, the Company incurred restructuring costs related to restructuring of our sales force.

(3) In 2020, the Company incurred inventory adjustments associated with a prior acquisition.

(4) In 2020, the Company incurred costs related to the consolidation of certain manufacturing operations.  These costs related to winding down operations at certain locations and moving production lines to other facilities.

(5) Includes amortization of intangible assets, deferred financing fees and debt discount.

(6) In 2021, the Company's average share price exceeded the conversion price of our 2.625% convertible notes due in 2024 (the "Notes") resulting in additional potential diluted shares.

(7) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company's convertible note hedge transactions.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

  (in thousands, except per share amounts, unaudited)

	Nine Months Ended September 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$412,180	$307,476	$72,501	$27,917	$1,127	$5,359	12.3%	$38,098	$1.19
% of sales	56.0%	41.7%	9.8%
Restructuring and related costs (1)	—	(414)	414	—	—	109		305
Debt refinancing costs (2)	—	—	—	—	(1,127)	281		846
	$412,180	$307,062	$72,915	$27,917	$—	$5,749		$39,249
Adjusted gross profit %	56.0%
Amortization(7)	$4,500	(20,323)	24,823	(10,557)	—	8,653		26,727
Adjusted net income		$286,739	$97,738	$17,360	$—	$14,402	17.9%	$65,976	$2.14
% of sales		38.9%	13.3%

Diluted shares outstanding									30,380
Additional potential dilutive shares from in-the-money convertible notes(8)									1,640
Diluted shares, as reported									32,020
Convertible note hedges(9)									(1,213)
Diluted shares, as adjusted									30,807

	Nine Months Ended September 30, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Diluted EPS
As reported	$324,786	$274,721	$21,309	$32,938	$266	$2,728	-22.9%	$(14,623)	$(0.51)
% of sales	53.3%	45.1%	3.5%
Plant underutilization costs (3)	6,586	—	6,586	—	—	739		5,847
Product rationalization costs (4)	2,169	(2,095)	4,264	—	—	460		3,804
Restructuring and related costs (1)	1,087	(3,133)	4,220	—	—	259		3,961
Acquisition and integration costs (5)	2,253	(1,192)	3,445	—	—	356		3,089
Manufacturing consolidation costs (6)	3,993	—	3,993	—	—	485		3,508
	$340,874	$268,301	$43,817	$32,938	$266	$5,027		$5,586
Adjusted gross profit %	55.9%
Amortization(7)	$4,500	(20,947)	25,447	(9,936)	—	1,795		33,588
Adjusted net income		$247,354	$69,264	$23,002	$266	$6,822	14.8%	$39,174	$1.33
% of sales		40.6%	11.4%
Diluted shares, as reported									28,529
Effect of dilutive shares assuming net earnings(10)									859
Diluted shares, as adjusted									29,388

(1) In 2021, the Company incurred restructuring costs related to restructuring of our sales force. In 2020, the Company incurred restructuring costs related to a voluntary separation arrangement with employees as a result of the COVID-19 pandemic and restructuring of our sales force.

(2) In 2021, the Company incurred costs related to a loss on early extinguishment and third party fees associated with the seventh amended and restated senior credit agreement.

(3) In 2020, the Company incurred a charge related to plant underutilization due to abnormally low production as a result of decreased sales caused by the COVID-19 pandemic.

(4) In 2020, the Company performed an analysis of product lines and determined certain catalog numbers, principally related to capital equipment, would be discontinued and consolidated into existing product offerings resulting in a charge to cost of sales.  The Company also wrote-off related field inventory used for customer demonstration and evaluation of the discontinued products to selling and administrative expense.

(5) In 2020, the Company incurred inventory adjustments associated with a prior acquisition and severance and integration costs mainly related to the Buffalo Filter, LLC acquisition.

(6) In 2020, the Company incurred costs related to the consolidation of certain manufacturing operations.  These costs related to winding down operations at certain locations and moving production lines to other facilities.

(7) Includes amortization of intangible assets, deferred financing fees and debt discount.

(8) In 2021, the Company's average share price exceeded the conversion price of our 2.625% convertible notes due in 2024 (the "Notes") resulting in additional potential diluted shares.

(9) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company's convertible note hedge transactions.

(10) Diluted share count used in Diluted EPS, as adjusted, for the nine months ended September 30, 2020 adjusts for shares assuming net earnings.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020

Net income (loss)	$14,948	$6,850	$38,098	$(14,623)
Provision for income taxes	2,491	10,500	5,359	2,728
Interest expense	8,145	11,943	27,917	32,938
Depreciation	3,778	4,383	12,519	13,617
Amortization	13,432	13,580	40,747	40,973
EBITDA	$42,794	$47,256	$124,640	$75,633

Stock based compensation	4,327	3,532	12,003	10,119
Plant underutilization costs	—	—	—	6,586
Product rationalization costs	—	—	—	4,264
Restructuring and related costs	—	1,009	414	4,220
Manufacturing consolidation costs	—	606	—	3,993
Acquisition and integration costs	—	796	—	3,445
Debt refinancing costs	1,127	—	1,127	—
Adjusted EBITDA	$48,248	$53,199	$138,184	$108,260

EBITDA Margin
EBITDA	17.2%	19.9%	16.9%	12.4%
Adjusted EBITDA	19.4%	22.4%	18.8%	17.8%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and the associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability, as well as the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2020 and listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under accounting principles generally accepted in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, other expense, income tax expense, effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.